Exhibit 99.1

ReWalk Robotics Transforms Company Identity, Rebrands as Lifeward

Lifeward brand reflects the Company’s commitment to pioneering innovative technology to empower the pursuit of life’s ambitions in the face of physical limitation or disability.

The complete rebrand includes new name, stock ticker, logo, website launch, and corporate messaging.

MARLBOROUGH, MA, BERLIN, Germany, and YOKNEAM ILLIT, Israel, (January 29, 2024) - ReWalk Robotics Ltd. (Nasdaq: RWLK) (“ReWalk”) today unveiled its new corporate branding to officially begin doing business as Lifeward™ (“Lifeward” or the “Company”), a global market leader delivering life-changing solutions to revolutionize what is possible in rehabilitation, recovery, and the pursuit of life’s passions in the face of physical limitation or disability.

“With the recent addition of innovative solutions like the AlterG Anti-Gravity systems to our portfolio, we have surpassed the vision of our original name,” said Larry Jasinski, CEO of Lifeward. “The transformation of ReWalk Robotics into Lifeward speaks to the broader goal of the Company to be the driving force to elevate the standard of care in overcoming physical limitations and disabilities to empower individuals to do what they love.”

“Under the Lifeward brand, our newly combined commercial team will represent our full portfolio of solutions as a unified entity,” added Charles Remsberg, Chief Sales Officer at Lifeward. “We believe this will allow us to drive growth for our business through better support of our customers across the rehabilitation spectrum.  We have a portfolio of innovative solutions designed to assist individuals in achieving their goals through improved functional and health outcomes – in the clinic as well as in the community.”

Starting today, the Company will begin doing business as Lifeward. Additionally, beginning January 30, 2024, the Company’s ordinary shares will begin trading under the new Nasdaq stock ticker: LFWD. The new corporate website is available at GoLifeward.com and showcases the full portfolio of life-changing solutions, including the ReWalk Personal Exoskeleton, the AlterG Anti-Gravity systems, the ReStore Exo-Suit, and the MyoCycle FES systems.

To learn more about the new Lifeward identity and mission, please visit GoLifeward.com.

About Lifeward
Lifeward designs, develops, and commercializes life-changing solutions that span the continuum of care in physical rehabilitation and recovery, delivering proven functional and health benefits in clinical settings as well as in the home and community. Our mission at Lifeward is to relentlessly drive innovation to change the lives of individuals with physical limitations or disabilities. We are committed to delivering groundbreaking solutions that empower individuals to do what they love. The Lifeward portfolio features innovative products including the ReWalk Exoskeleton, the AlterG Anti-Gravity systems, the ReStore Exo-Suit, and the MyoCycle FES Systems.

Founded in 2001, Lifeward has operations in the United States, Israel, and Germany. For more information on the Lifeward portfolio, please visit GoLifeward.com.

ReWalk®, ReStore®, and Alter G® are registered trademarks of ReWalk Robotics Ltd. (DBA Lifeward) and/or its affiliates.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Such forward-looking statements may include projections regarding Lifeward's future performance and future regulatory interactions and other statements that are not statements of historical fact and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek" and similar terms or phrases. The forward-looking statements contained in this press release are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of Lifeward’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements are more fully discussed in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described under the heading "Risk Factors" in the Company’s annual report on Form 10-K and 10-K/A for the year ended December 31, 2022 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, Lifeward undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Lifeward Media Relations:
LifeSci Communications
E: media@golifeward.com

Lifeward Investor Contact:
Mike Lawless
Chief Financial Officer
Lifeward
E: ir@golifeward.com